UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
September 21, 2009

Titanium Metals Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-14368	13-5630895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2009, CompX International Inc., a publicly held corporation that is related to the registrant (“CompX”), certain of its subsidiaries, Wachovia Bank, National Association (“Wachovia”) and Comerica Bank entered into to a Third Amendment to Credit Agreement (the “Third Amendment”).  The Third Amendment amended the Credit Agreement dated December 23, 2005 among CompX, certain of its subsidiaries and the lenders from time to time that are a party to such agreement, as such agreement had been amended (collectively as amended to date, the “Credit Agreement”).  Pursuant to the Third Amendment:

•
Wachovia, as administrative agent for the benefit of the lenders under the Credit Agreement, and TIMET Finance Management Company, a wholly owned subsidiary of the registrant (“TFMC”), executed a First Amendment to Subordination Agreement dated September 21, 2009 (the “Subordination Agreement Amendment”); and

•
CompX and TFMC executed an Amended and Restated Subordinated Term Loan Promissory Note dated September 21, 2009 in the original principal amount of $42,230,190 payable to the order of TFMC (the “Amended and Restated TFMC Note”).

The descriptions of the Subordination Agreement Amendment and the Amended and Restated TFMC Note set forth under Items 1.01 and 2.03 of the Current Report on Form 8-K that CompX (Commission File No. 1-13905) filed with the U.S. Securities and Exchange Commission on September 24, 2009 is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

10.1
First Amendment to Subordination Agreement dated as of the September 21, 2009 by TIMET Finance Management Company and Wachovia Bank, National Association (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by CompX International Inc. (Commission File No.  1-13905) on September 24, 2009 — Appendix A to Exhibit A to this Exhibit 10.1 has been filed as Exhibit 10.3 to such current report filed by CompX International Inc.).  The rest of Exhibit A has been omitted, and upon request, the registrant will furnish supplementally to the SEC a copy of the omitted part of Exhibit A to this Exhibit 10.1.

10.2
Amended and Restated Subordinated Term Loan Promissory Note dated September 21, 2009 in the original principal amount of $42,230,190 payable to the order of TIMET Finance Management Company by CompX International Inc. (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by CompX International Inc. (Commission File No.  1-13905) on September 24, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation
(Registrant)

By: /s/ A. Andrew R. Louis
Date: September 24, 2009	A. Andrew R. Louis, Assistant Secretary